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                                                                    Exhibit 10.3

                                             SUBORDINATION AGREEMENT dated as
                                       of March 17, 1999, among ALLEGHANY
                                       CORPORATION, a Delaware corporation (the
                                       "Subordinated Creditor"), and THE CHASE
                                       MANHATTAN BANK, a New York banking
                                       corporation (the "Collateral Agent"), as administrative agent and collateral agent for the Banks (as hereinafter defined).

            Reference is made to the Credit Agreement dated as of March 17, 1999, as the same may hereafter be amended, supplemented, restated or otherwise modified from time to time (the "Credit Agreement"), among Mineral Holdings Inc., a Delaware corporation ("Holdings"), World Minerals Inc., a Delaware corporation (the "Borrower"), the Banks (as defined therein), the Collateral Agent, as administrative agent and collateral agent for the Banks and as an Issuing Bank, and the other parties who may from time to time become signatories thereto, relating to a senior secured credit facility (the "Facility") provided by the Banks to the Borrower. The Banks, the Issuing Bank, the Collateral Agent and the Administrative Agent are hereinafter collectively referred to as the "Lender Parties".

            The Borrower is wholly-owned by Holdings, which is in turn owned approximately 95% by the Subordinated Creditor. In consideration of the Lender Parties' entering into the Credit Agreement and in order to induce the Lender Parties to make loans, extend credit and provide other financial accommodations to or for the benefit of the Borrower and its subsidiaries, or to grant such renewals or extensions thereof as the Lender Parties may deem advisable, and to better secure the Lender Parties with respect to the foregoing, the Subordinated Creditor is entering into this Agreement to, among other things, subordinate its right to be paid, and any right to any security it may have securing such right to payment, certain amounts which now or may from time to time be owing or otherwise payable as provided herein to the Subordinated Creditor from Holdings, the Borrower and their respective direct and indirect Subsidiaries (as defined in the Credit Agreement).

            ACCORDINGLY, in consideration of the premises and the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency are hereby acknowledged, the parties hereto hereby agree as follows:

      Section 1. Certain Definitions. Capitalized terms used and not otherwise defined in this Agreement have the meanings ascribed to them in the Credit Agreement.

      Section 2. Subordination; Subrogation. Except as otherwise specifically provided in this Agreement, the Subordinated Creditor shall not ask, demand, sue for, take or receive from any of Holdings, the Borrower and any of their respective Subsidiaries (collectively, the "Debtors"), by setoff or in any other manner, all or any part of any Indebtedness which may now

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or hereafter be owing or otherwise payable by any Debtor or any successor of any
Debtor, including, without limitation, a receiver, trustee or debtor-in-possession (the term "Debtor" hereinafter including, with respect to any Debtor, any such successor of such Debtor) to the Subordinated Creditor(whether such Indebtedness consists of principal or interest, absolute or contingent) (all such liabilities and obligations being referred to in this Agreement collectively as the "Subordinated Obligations"), including, without limitation, the taking of any negotiable instruments evidencing the Subordinated Obligations, unless and until all obligations, liabilities and indebtedness of such Debtor to the Lender Parties arising under any Loan Document and whether now existing or hereafter arising, or acquired outright, conditionally or as collateral security from another Person by the Lender Parties (all such obligations, indebtedness and liabilities of such Debtor to the Lender Parties being referred to in this Agreement collectively as the "Obligations"), shall have been fully and indefeasibly paid and satisfied and all financing arrangements between such Debtor and the Lender Parties have been terminated. Notwithstanding any right of the Subordinated Creditor to ask, demand, sue for, take or receive any payment with respect to the Subordinated Obligations of any Debtor, all Liens of the Subordinated Creditor, whether now existing or hereafter arising, on any assets of any Debtor or on any assets securing the Obligations are hereby subordinated in all respects to all Liens and other rights and interests of the Lender Parties in those assets, and the Subordinated Creditor shall have no right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Obligations have been fully and indefeasibly paid and satisfied and all financing arrangements between such Debtor and the Lender Parties have been terminated. The Subordinated Creditor agrees that, regardless of whether the Obligations of any Debtor are secured or unsecured, the Lender Parties shall be subrogated to the rights of the Subordinated Creditor with respect to the Subordinated Creditor's claims against such Debtor and the Subordinated Creditor's Liens, if any, in such Debtor's assets and the proceeds thereof until all of the Obligations have been fully and indefeasibly paid and satisfied and all financing arrangements between such Debtor and the Lender Parties have been terminated.

      Section 3. Permitted Payments. Anything contained in this Agreement to the contrary notwithstanding, the Subordinated Creditor may receive and retain any payment from a Debtor on or with respect to the Subordinated Obligations of such Debtor if and only if at the time such payment is made no Default or Event of Default has occurred and is continuing or will occur as a result of such payment.

      Section 4. Subordinated Obligations Owed Only to the Subordinated Creditor. The Subordinated Creditor represents and warrants to the Lender Parties that the Subordinated Creditor has not previously assigned any interest in any of the Subordinated Obligations of any Debtor to any other Person and that no other Person owns any interest in any of the Subordinated Obligations of any Debtor to the Subordinated Creditor. The Subordinated Creditor agrees that it shall not transfer, sell or assign to any other Person, or suffer or permit any other Person to own or acquire, any interest in any Subordinated Obligations of any of the Debtors.

      Section 5. The Lender Parties' Priority. In the event of any distribution of the assets or readjustment of the liabilities of any Debtor, whether by reason of liquidation, bankruptcy, receivership, assignment for the benefit of creditors or any other action or proceeding involving

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the readjustment of all or any of the liabilities of such Debtor, or the application of the assets of such Debtor to the payment or liquidation thereof, the Lender Parties shall be entitled to receive payment in full of all Obligations then owing by such Debtor prior to the payment of all or any part of the Subordinated Obligations of such Debtor, and in order to enable the Lender Parties to enforce their rights hereunder in any such action or proceeding, the Collateral Agent is hereby authorized and empowered, as attorney-in-fact of the Subordinated Creditor, in the Collateral Agent's sole discretion to make and present for and on behalf of the Subordinated Creditor such proofs of claims against such Debtor if the Subordinated Creditor shall have failed to file such proofs of claims within seven (7) days after the Collateral Agent has requested the Subordinated Creditor to file such proofs of claim on account of the Subordinated Obligations of such Debtor, as the Collateral Agent may deem expedient or proper, and to vote such proofs of claims in any such proceeding and to receive and collect any and all dividends or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply the same on account of any of the Obligations. Such agency is coupled with an interest and may not be revoked.

      Section 6. Grant of Authority to the Lender Parties. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of any Debtor or the proceeds thereof to the creditors of such Debtor or its business, or upon the sale of all or substantially all of such Debtor's assets, then, and in any such event, any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all of the Subordinated Obligations of such Debtor to the Subordinated Creditor shall be paid or delivered directly to the Lender Parties for application to the Obligations, whether or not due, until all Obligations have been fully paid and satisfied. In the event that the Subordinated Creditor shall fail or refuse to take any action that the Collateral Agent requests in writing that the Subordinated Creditor take with respect to the Subordinated Obligations of any Debtor within thirty
(30) days of the Subordinated Creditor's receipt of such request, the Subordinated Creditor hereby authorizes and empowers the Collateral Agent, as its attorney-in-fact, to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to file claims and take such other proceedings, in the name of the Lender Parties or in the name of the Subordinated Creditor or otherwise, as the Collateral Agent may deem necessary or advisable for the enforcement of this Agreement, and the Subordinated Creditor will execute and deliver to the Collateral Agent such powers of attorney, assignments or other instruments or documents, as may be requested by the Collateral Agent in order to enable the Collateral Agent to enforce any and all claims upon or with respect to any or all of the Subordinated Obligations of any Debtor and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to such Subordinated Obligations, all for the Lender Parties' benefit.

      Section 7. Payments Received by the Subordinated Creditor. Should any payment or distribution, or any security therefor or proceeds thereof, be received by the Subordinated Creditor upon or with respect to any Subordinated Obligations or any other obligations of a Debtor to the Subordinated Creditor in violation of any provision of this Agreement, the Subordinated Creditor shall receive and hold the same as trustee in trust for the benefit of the Lender Parties and shall forthwith deliver the same to the Collateral Agent in precisely the form

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received (except for the endorsement or assignment (without recourse, except as to title) of the Subordinated Creditor where necessary), for application to the Obligations, whether or not then due. In the event of the failure of the Subordinated Creditor to make any endorsement or assignment to the Collateral Agent as required by the immediately preceding sentence, the Collateral Agent is hereby irrevocably authorized to make the same.

      Section 8. Instrument Legend. Within 10 Business Days after the execution of this Agreement, the Subordinated Creditor shall cause any instrument evidencing all or any part of the Subordinated Obligations of a Debtor to the Subordinated Creditor to be inscribed with a legend conspicuously indicating that payment thereof is subordinated to the claims of the Lender Parties pursuant to the terms of this Agreement and to cause each such instrument to be delivered to the Collateral Agent upon request therefor upon and after an Event of Default, if such original instrument is necessary in order to enable the Lender Parties to take any action permitted hereunder, including, without limitation, the filing of proofs of claim on behalf of the Subordinated Creditor.

      Section 9. Continuing Nature of the Subordination. This Agreement is irrevocable and shall continue until all the terms, covenants and conditions of the Loan Documents have been fully and completely performed by each of the Debtors party thereto or are otherwise discharged and released by the Lender Parties, and the Subordinated Creditor shall not be released from any duty, obligation or liability hereunder so long as there is any claim of the Lender Parties against any Debtor arising out of the Loan Documents which has not been performed, settled, discharged or satisfied in full. The Subordinated Creditor shall not be released nor shall the Subordinated Creditor's obligations hereunder be in any way diminished by (i) any extension of time for payment or performance of the Obligations granted to any Debtor, (ii) any action taken under the Loan Documents by or on behalf of the Lender Parties in the exercise of any right thereby conferred or (iii) any delay, failure or omission on the part of the Lender Parties to enforce any such right. The Lender Parties shall have full power and authority, without notice to the Subordinated Creditor, to grant any extensions of time for the payment or performance of the Obligations as they may deem proper. In addition, the Lender Parties shall have the right to refinance the Obligations, pursuant to the Credit Agreement or otherwise, and to make loans and advances in excess of any credit limits contained in the Credit Agreement, and the terms and conditions of this Agreement shall apply in full to any such refinancing or loan or advance.

      Section 10. Additional Agreements Between the Lender Parties and Debtors. The Lender Parties may, at any time and from time to time, enter into such agreements with the Debtors or any of them as the Lender Parties may deem proper, extending the time of payment or performance of or renewing or otherwise altering the terms of all or any part of the Obligations or affecting the Collateral underlying all or any part of the Obligations, or exchange, sell, release, surrender or otherwise deal with any such Collateral, without in any way impairing or affecting this Agreement and the Subordinated Creditor's duties and obligations hereunder.

      Section 11. Subordinated Creditor's Acknowledgments and Waivers. The Subordinated Creditor specifically acknowledges and agrees that the Lender Parties have made no warranties or representations with respect to the execution, legality, validity, completeness or enforceability of this Agreement, the Loan Documents or any other related agreements, or with

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respect to the collectibility of the Obligations, and that the Lender Parties shall be entitled to manage and supervise their loans to the Debtors in accordance with their usual practices, modified from time to time as they may deem appropriate under the circumstances without regard to the existence of any rights that the Subordinated Creditor may now or hereafter have against any Debtor or in or to any of its assets, and that the Lender Parties shall have no liability to the Subordinated Creditor for, and the Subordinated Creditor waives any claim which it may now or hereafter have against the Banks arising out of, any and all actions which the Lender Parties, in good faith, may take or omit to take with respect to the Loan Documents or any other related agreements or with respect to the collection of the Obligations or the valuation, use, protection or release of the assets of the Debtors (including, without limitation, actions with respect to (i) the creation, perfection or continuation of Liens in any of the assets of the Debtors, (ii) the occurrence of an Event of Default, (iii) the foreclosure upon, sale, release or depreciation of or failure to realize upon any of the assets of the Debtors and (iv) the collection of any claim for all or any part of the Obligations from any account debtor, guarantor or any other Person).

      Section 12. Consent. The Subordinated Creditor hereby consents to any and all extensions or postponements of the time of payment or performance of the Obligations or to any other indulgence with respect thereto, to any substitution, exchange or release of Collateral which may at any time secure the Obligations and/or to the addition or release of any other Person primarily or secondarily liable therefor.

      Section 13. Application of Payments. The Subordinated Creditor agrees that all payments received by the Lender Parties may be applied and reapplied, in whole or in part, to any of the Obligations, as any of the Lender Parties, in its sole discretion, deems appropriate.

      Section 14. Governing Law; Consent to Jurisdiction.

            (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

            (b) For all purposes of this Agreement, and for all purposes of any suit or proceeding arising out of or relating to the transactions contemplated hereby or for recognition or enforcement of any judgment, the Subordinated Creditor submits to the personal jurisdiction of the courts of the State of New York and the federal courts of the United States sitting in New York City, and any appellate court from any such state or federal court, and hereby irrevocably and unconditionally agrees that all claims with respect to any such action or proceeding may be heard and determined in such New York court or, to the extent permitted by law, in such federal court. The Subordinated Creditor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Lender Party may otherwise have to bring any action or proceeding relating to this Agreement or any related matter against the Subordinated Creditor or its properties in the courts of any jurisdiction.

            (c) The Subordinated Creditor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or

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hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any related matter in any New York State or federal court located in New York and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

            (d) The Subordinated Creditor irrevocably consents to service of process by registered United States mail, return receipt requested, as provided in Section 18 of this Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

      Section 15. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

      Section 16. No Waiver By Collateral Agent or Lender Parties. No failure on the part of the Lender Parties to exercise, and no delay in exercising and no course of dealing with respect to, any right or power under this Agreement or the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise by the Lender Parties of any right or power under this Agreement or the Loan Documents, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights of the Lender Parties in this Agreement and the Loan Documents are cumulative and are not exclusive of any other rights or remedies available to the Lender Parties at law or in equity. No notice to or demand on the Subordinated Creditor in any case shall entitle the Subordinated Creditor to any other or further notice or demand in similar or other circumstances.

      Section 17. Subrogation. Subject to the indefeasible payment in full in cash of the Obligations, the Subordinated Creditor shall be subrogated to the rights of the Lender Parties to receive payments or distributions of assets of the Debtors made on the Obligations; and, for the purposes of such subrogation, payments or distributions to the Lender Parties, for their respective accounts, of any cash, property or securities to which the Subordinated Creditor would be entitled except for the provisions of this Agreement shall, as between the Debtors and their respective creditors other than the Lender Parties and the Subordinated Creditor, be deemed to be a payment by the Debtors to or on account of Subordinated Obligations, it being understood that the provisions of this Agreement are, and are intended solely, for the purpose of defining the relative rights of the Subordinated Creditor, on the one hand, and the Lender Parties, on the other hand. Nothing contained in this Agreement is intended to or shall impair, as between the Debtors and the Subordinated Creditor, the obligations of the Debtors to pay the Subordinated

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Obligations in accordance with their respective terms. Nor is any provision of this Agreement intended to subordinate the Subordinated Obligations to any indebtedness other than the Obligations.

      Section 18. Notices. All notices, demands and requests of any kind to be delivered in connection with this Agreement shall be deemed to have been duly given and received if delivered personally or if sent by nationally-recognized overnight courier or by first class, registered or certified mail, return receipt requested, address as follows:

            (i)   if to the Subordinated Creditor to:

                  Alleghany Corporation
                  375 Park Avenue
                  Suite 3201
                  New York, New York 10152
                  Attention: Mr. Robert M. Hart,
                             Senior Vice President, General Counsel
                             and Secretary
                  Telephone: (212) 752-1356
                  Telecopier: (212) 759-8149

            (ii) if to any Debtor, to the address of such Debtor set forth in the Credit Agreement; and

            (iii) if to the Collateral Agent, to:

                  The Chase Manhattan Bank
                  270 Park Avenue
                  New York, New York 10017
                  Attention: Mr. James Ramage,
                             Vice President
                  Telephone: (212) 270-1373
                  Telecopier: (212) 270-4724

            Any such notice, demand or request so delivered shall be deemed to have been received (a) on the day of actual delivery in the case of personal delivery, (b) on the next business day after the date when sent in the case of delivery by nationally-recognized overnight courier, or (c) on the fifth business day after the date of deposit in the U. S. mail in the case of mailing. Any party hereto may from time to time by notice in writing served upon the other as aforesaid designate a different mailing address or a different person to which all such notices, demands or requests thereafter are to be addressed.

      Section 19. Successors and Assigns. This Agreement is for the benefit of the Lender Parties and their successors and assigns, and in the event of an assignment of all or any of the Obligations, the rights hereunder, to the extent applicable to the Obligations so assigned, may be transferred with such Obligations. This Agreement shall be binding on the Subordinated Creditor and its successors. The successors of the Subordinated Creditor shall include, without limitation, any receiver, trustee or debtor-in-possession. The Subordinated Creditor shall not

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assign any of its interest under this Agreement without the prior written consent of the Collateral Agent. Any purported assignment inconsistent with this provision shall be null and void.

      Section 20. Amendments and Waivers. Any provision of this Agreement may be amended or waived, but only if such amendment or waiver is in writing and is signed by the party to be charged with such waiver, or, in the case of any amendment, by the Subordinated Creditor and the Collateral Agent.

      Section 21. Severability. In the event any one or more of the provisions of this Agreement should be held invalid, illegal or unenforceable in any respect in any jurisdiction, such provision or provisions shall be automatically deemed amended, but only to the extent necessary to render such provision or provisions valid, legal and enforceable in such jurisdiction, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

      Section 22. Section Headings. Section headings used in this Agreement are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

      Section 23. Counterparts. This Agreement may be executed in any number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute collectively one agreement; but, in making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                                     * * * *

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            IN WITNESS WHEREOF, this Subordination Agreement has been duly executed by each of the parties as of the date first written above.


                                    ALLEGHANY CORPORATION

                                    By /s/ David B. Cuming
                                       --------------------------------------
                                    Name: David B. Cuming
                                    Title: Senior Vice President


                                    THE CHASE MANHATTAN BANK,
                                     as administrative agent and collateral
                                     agent for the Banks

                                    By: /s/ James H. Ramage
                                        -------------------------------------
                                    Name: James H. Ramage
                                    Title: Vice President